SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) June 30, 2006

                           NEWKIRK REALTY TRUST, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

Maryland                             1-32662                    20-3164488
--------                             -------                    ----------
(State or Other Jurisdiction       (Commission                (IRS Employer
of Incorporation)                  File Number)           Identification Number)

                     THE NEWKIRK MASTER LIMITED PARTNERSHIP
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

Delaware                             0-50268                    11-3636084
--------                             -------                    ----------
(State or Other Jurisdiction       (Commission                (IRS Employer
of Incorporation)                  File Number)           Identification Number)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts       02114
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's Telephone Number, Including Area Code: (617) 570-4680

        Former Name or Former Address, if Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. Completion of Acquisition or Disposition of Assets.

      On July 13, 2006, various wholly-owned subsidiaries of The Newkirk Master Limited Partnership (the "Operating Partnership"), the operating partnership of Newkirk Realty Trust, Inc., sold the following 50 retail properties that are leased to Albertson's Inc. to an unaffiliated third party for a gross purchase price of $160 million:

State         City                      Square Footage      2006 Base Rent (psf)
-----         ----                      --------------      --------------------

Alabama       Dothan                        53,820                  2.89
              Hunstville                    60,000                  7.45
              Huntsville                    58,000                  5.98
              Montgomery                    66,000                 10.35
              Tuscaloosa                    53,280                  2.42
California    Downey                        39,000                 12.09
              Huntington Beach              43,900                 12.61
              Lancaster                     42,000                 12.75
              Livermore                     53,061                  4.72
              Lomita                        33,000                 10.24
              Pinole                        58,300                  7.16
              Santa Rosa                    22,452                  5.25
              Simi Valley                   40,000                 12.03
Colorado      Aurora                        41,896                  5.06
              Littleton                     39,000                 12.17
Florida       Bradenton                     60,000                 12.16
              Cape Coral                    30,380                 14.85
              Casselberry                   68,000                 11.26
              Gainesville                   40,717                 12.53
              Largo                         53,820                  3.97
              Largo                         40,496                 14.86
              Largo                         30,336                 12.95
              Orlando                       58,000                  5.67
              Pinellas Park                 60,000                 11.74
              Venice                        41,954                  5.76
Idaho         Boise                         37,000                 15.76
              Boise                         43,400                  8.05
Illinois      Freeport                      29,915                 12.77
Louisiana     Baton Rouge                   58,000                 12.21
Montana       Bozeman                       20,705                  4.19
Nebraska      Omaha                         72,709                  5.32
              Omaha                         66,000                 10.71
              Omaha                         67,000                 10.99
Nevada        Las Vegas                     38,000                  4.45
              Las Vegas                     60,000                  7.57
              Las Vegas                     38,042                 14.13
              Reno                          42,000                 13.16

New Mexico    Las Cruces                    30,000                 14.64
Oregon        Beaverton                     42,000                 13.02
              Portland                      41,612                  8.29
              Salem                         51,902                  7.81
Texas         Midland                       60,000                 10.53
              Texarkana                     46,000                  4.72
Utah          Bountiful                     49,500                  5.76
Washington    Bothell                       27,968                  3.45
              Everett                       35,000                 17.22
              Federal Way                   42,000                  9.76
              Kent                          42,000                 12.99
              Spokane                       42,000                  5.13
              Woodinville                   29,726                  5.77

      The Operating Partnership incurred approximately $1,000,000 in closing costs in connection with the sale resulting in net proceeds of approximately $159 million. From the net proceeds, the Operating Partnership used approximately $21.4 million to satisfy existing debt and the balance was deposited with a Qualified Intermediary for use in 1031 tax free exchanges. On or about July 14, 2006, the Operating Partnership received approximately $49.4 million from the Qualified Intermediary to complete the reverse 1031 exchanges with respect to the previously acquired properties located Rochester, New York leased to The Frontier Corporation and Glenwillow, Ohio property leased to Royal Appliance (See Item 8.01 below). The balance is being held by the Qualified Intermediary for future acquisitions. In addition to the approximately $21.4 million payment on the Operating Partnership's existing debt, the Operating Partnership made an additional payment on such debt of approximately $6.1 million, which was funded from reserves.

ITEM 8.01 Other Events

      The Operating Partnership acquired from a non-affiliated third party a 458,000 square foot property located in Glenwillow, Ohio for a purchase price of $23.3 million. The property, which serves as the North American headquarters and distribution facility for Royal Appliance, is currently leased to Royal Appliance for a current term expiring in July 2015 with annual rent of $1,736,634 increasing to $1,943,734 effective July 2008 and $2,039,914 effective July 2013.

ITEM 9.01. Financial Statements and Exhibits

      (d) Exhibits

            99. Press Release dated July 17, 2006

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 17th day of July, 2006.

                                        NEWKIRK REALTY TRUST, INC.


                                        By: /s/ Peter Braverman
                                            ------------------------------------
                                            Peter Braverman
                                            President

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 17th day of July, 2006.

                                        THE NEWKIRK MASTER LIMITED PARTNERSHIP

                                        By: Newkirk Realty Trust, Inc.


                                            By: /s/ Peter Braverman
                                                --------------------------------
                                                Peter Braverman
                                                President